                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 5, 2003

                          Transkaryotic Therapies, Inc.
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              (Exact name of registrant as specified in charter)

        Delaware                   000-21481                 04-3027191
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 (State or other juris-           (Commission              (IRS Employer
 diction of incorporation         File Number)           Identification No.)

             700 Main Street                             02139
             Cambridge, MA
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 (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (617) 349-0200


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          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

     On May 5, 2003, Transkaryotic Therapies, Inc. announced its financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in any such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 5, 2003                 TRANSKARYOTIC THERAPIES, INC.

                                   By: /s/Michael J. Astrue
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                                       Michael J. Astrue
                                       President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                                     Description
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99.1                                            Press release dated May 5, 2003